Exhibit 32

        Form of Certification Pursuant to Section 1350 of Chapter 63
        ------------------------------------------------------------
                    of Title 18 of the United States Code
                    -------------------------------------


      I, Vahan V. Basmajian, the chief executive officer and chief financial officer of Megatech Corporation, certify that

      (i) This annual report on Form 10-K for the fiscal year ended December 31, 2003 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

      (ii) The information contained in this annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Megatech Corporation.

Date: March 15, 2004

                                       By: /s/ Vahan V. Basmajian
                                           ----------------------
                                           President, Treasurer & Chairman
                                           of the Board Chief Executive
                                           Officer & Chief Financial
                                           Officer


This certification accompanies this annual report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.